11. INCOME TAXES	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
11. INCOME TAXES

NOTE 11. INCOME TAXES

        The Company provides for income taxes under ASC 740, Accounting for Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

        ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

        The income tax provision differs from the amount of income tax benefit determined by applying the U.S. federal and state income tax rates to pretax income (loss) from continuing operations for the years ended December 31, 2013 and 2012. The components of income tax expense (benefit) from continuing operations are as follows:

        The Company has incurred losses since inception, which have generated net operating loss carryforwards. The net operating loss carryforwards arise from United States sources.

	2013		2012
U.S. operations loss carry forward at statutory rate of 34%:	$		$
Less valuation allowance

Net deferred tax assets		—		—

Change in valuation allowance		$—		$—

	2013	2012
Current
Federal	$—	$—
State	—	—
Deferred
Federal	—	—

State	—	—

	$—	$—

Deferred tax assets:
Net operating losses	$9,309,598	$6,196,362
Net operating losses from discontinued operations	136,172	105,141
Stock based compensation	3,956,819	2,362,406
Impairment expense	6,985,532	6,863,282
Accrued liabilities	250,000	—
Other	19,075	28,379
Valuation allowance	(20,657,196)	(15,555,570)

	$—	$—

        Pretax losses from continuing operations were $17,779,320 for the year ended December 31, 2013.

        The Company has net operating loss carryforwards of approximately $24,825,595 from continuing operations and $363,124 from discontinued operations, which expire in 2017-2033. Because it is not more likely than not that sufficient tax earnings will be generated to utilize the net operating loss carryforwards and other deferred tax assets, a corresponding valuation allowance of approximately $20,657,196 and $15,555,570 was established as of December 31, 2013 and 2012 respectively. Additionally, under the Tax Reform Act of 1986, the amounts of, and benefits from, net operating losses may be limited in certain circumstances, including a change in control.

        Section 382 of the Internal Revenue Code generally imposes an annual limitation on the amount of net operating loss carryforwards that may be used to offset taxable income when a corporation has undergone significant changes in its stock ownership. There can be no assurance that the Company will be able to utilize any net operating loss carryforwards in the future.

        For the year ended December 31, 2013, the Company's effective tax rate differs from the federal statutory rate principally due to net operating losses, common stock and warrants issued for services and accrued compensation.

	2013	2012
Federal statutory rate	34.0%	34.0%
State Income Taxes net of federal impact	3.5%	3.5%
Increase in income taxes resulting from:
Change in valuation allowance	-37.5%	-37.5%

Effective tax rate	0.0%	0.0%